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                AMENDMENT TO YAHOO! JAPAN LICENSE AGREEMENT
               ---------------------------------------------

This AMENDMENT TO YAHOO! JAPAN LICENSE AGREEMENT (the "AMENDMENT AGREEMENT") is entered into as of this 17th day of September, 1997 by and between:

     YAHOO! INC. ("YAHOO"), a California corporation with its principal offices at 625 Vaqueros Avenue, Sunnyvale, California 94086; and

     YAHOO JAPAN CORPORATION, ("YJC"), a Japanese corporation with its principal offices at 3-42-3, Nihonbashi-Hamcho, Chuo-ku, Tokyo 103 Japan, with reference to the following:

                              RECITALS

     The following provisions form the basis for, and are hereby made a part of, this Agreement:

     A. Yahoo and YJC have entered into a License Agreement dated April 1, 1996 (the "AGREEMENT") pursuant to which terms Yahoo granted YJC licenses to certain Yahoo intellectual property rights.

     B. Yahoo and YJC now wish to amend certain terms of the Agreement in connection with a proposed initial public offering of common stock of YJC as set forth herein.

                             AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. For purposes of this Amendment Agreement, any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Section 2.1 of the Agreement is deleted and restated in its entirety as follows:

     "2.1 LICENSE GRANT TO YJC. Subject to all of the terms and conditions of this Agreement, Yahoo hereby grants to YJC the following:

     (i) an exclusive right and license to use, reproduce, display, perform, transmit, distribute, market, promote, and permit YJC Users to use, in on-line form and in the manner described in this Agreement, Yahoo Japan solely under a title that indicates the word "Yahoo!" (such as "Yahoo! Japan");

     (ii) a non-exclusive (except as provided in Section 2.7) right to use, reproduce, display, perform, distribute and transmit the Yahoo Brand Features in Japan solely as a part of

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the mark "Yahoo! Japan" in full form and solely in connection with advertising, marketing, and promoting Yahoo Japan;

     (iii) an exclusive right to use, reproduce, and display the Yahoo Brand Features in Japan solely in connection with Related Print Publications; PROVIDED, HOWEVER, that Yahoo obtains written consent from Ziff-Davis Publishing Company to grant such rights, which consent Yahoo shall use best efforts to obtain; and PROVIDED, FURTHER, that YJC shall obtain the prior written consent of Yahoo to use the Yahoo Brand Features on each such print material, which consent Yahoo shall not unreasonably withhold;

     (iv) a non-exclusive (except as provided in Section 2.7) right and license to use and reproduce for internal purposes any and all Yahoo-owned software (in object code and source code forms) associated with the Yahoo Properties solely to facilitate the exploitation of the Yahoo Properties and YJC's internal use in furtherance of YJC's rights, as anticipated and described in this Agreement; and

     (v) subject to the terms and limitations set forth in Section 2.3 of this Agreement, a non-exclusive right (except as provided in Section 2.7) to make Yahoo Japan Derivative Works, solely for use, incorporation, and integration in Yahoo Japan and solely as necessary for the Japanese consumer market in Japan;

     (vi) the exclusive worldwide right to develop, create, maintain, operate, commercially exploit, market, promote and otherwise distribute Yahoo Japan through any electronic means, subject to the exceptions set forth in
Section 2.7 hereto.

PROVIDED, HOWEVER, that YJC Users' right to access and use the Yahoo Properties shall be subject to such customary limitations and restrictions on use and reproduction as Yahoo may impose with respect to the Yahoo Properties. No rights or licenses are granted by Yahoo to YJC except for those expressly granted in this Section 2.1."

3. Section 2.7 of the Agreement is deleted and restated in its entirety as follows:

    "2.7 EXCLUSIVITY.   XXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

4. Section 9.1 of the Agreement is deleted and restated in its entirety as follows:

     "9.1 TERM. Unless earlier terminated as provided herein or unless otherwise provided in the Joint Venture Agreement, this Agreement shall be effective during the period

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(the "TERM") from the date of this Agreement until the sooner of: (i) the date on which the parties hereto mutually agree to terminate this Agreement;
(ii) the date on which this Agreement is terminated under Section 9.2; (iii) upon a sale or series of sales of YJC's stock to a competitor or a group of competitors of Yahoo as determined by Yahoo in its reasonable discretion, which results in such competitor or a group of competitors having beneficial ownership of at least XXXXXXXXXXXXXXXX of the total outstanding stock of YJC;
(iv) upon a merger, consolidation or acquisition of YJC, in which transaction its shareholders do not retain a majority of the voting power in the surviving corporation, or a purchase of all or substantially all of YJC's assets (an "ACQUISITION"), provided, however, that any Acquisition which has occurred with Yahoo's consent shall not result in termination of this Agreement.

5. This Amendment Agreement shall become effective only upon and after the effectiveness of the Amendment Agreement to Joint Venture Agreement by and between Yahoo and SOFTBANK Corporation dated the even date hereof in accordance with the terms of Section 3 of such Amendment Agreement to Joint Venture Agreement.

6. Except as expressly provided herein, the Agreement shall remain in full force and effect.

7. This Amendment Agreement shall be interpreted and construed in accordance with the laws of the State of California, with the same force and effect as if fully executed and performed therein, and the laws of the United States of America. Each of YJC and Yahoo hereby consents and submits to the personal jurisdiction of the United States and state courts of the State of California, and expressly agrees that the venue for any action arising under this Amendment Agreement shall be the appropriate court sitting within the Northern District of California.

8. This Amendment Agreement may be executed with counterpart signatures, which may be effectively delivered by telecopy. The miscellaneous provisions of Article 10 of the Agreement shall apply to this Amendment Agreement.

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IN WITNESS WHEREOF, the parties to this Amendment Agreement by their duly authorized representatives have executed this Amendment Agreement as of the date first above written.

YAHOO JAPAN CORPORATION              YAHOO! INC.

By:  /s/ MASAYOSHI SON               By:  /s/ TIMOTHY KOOGLE
    ----------------------                ----------------------
    Name:  Masayoshi Son                  Name:  Timothy Koogle
    Title:  President & CEO               Title:  President




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